UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 12, 2019

SeaWorld Entertainment, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-35883	27-1220297
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9205 South Park Center Loop, Suite 400 Orlando, Florida		32819
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (407) 226-5011

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	SEAS	New York Stock Exchange

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) On June 12, 2019, the Board of Directors (the “Board”) of SeaWorld Entertainment, Inc. (the “Company”) increased the size of the Board from six to seven directors and appointed Mr. James P. Chambers to serve as a director of the Company.

Mr. Chambers 33, has been a Partner at Hill Path Capital LP (“Hill Path”) since 2016. From 2009 to 2016, Mr. Chambers was a Principal at Apollo Management where he worked on a wide range of transactions across a variety of industries.  Prior to Apollo Management, Mr. Chambers was an analyst in the Consumer Retail Group in the Investment Banking Division of Goldman Sachs & Co.  Mr. Chambers has previously served on the board of directors of Great Wolf Resorts, Inc., CEC Entertainment Inc. (the parent company of Chuck E. Cheese's), Principal Maritime Tankers Corp. and Principal Chemical Carriers, LLC.  Mr. Chambers graduated from Duke University in 2007 with a B.A. in Political Science and a Certificate in Markets and Management.

As described in the Company’s Form 8-K dated May 27, 2019, the Company entered into a stockholders agreement with Hill Path (the “Stockholders Agreement”) that became effective upon the closing of the stock purchase described in the Stockholders Agreement (the “HP Purchase”).

In connection with the closing of the HP Purchase, the Company agreed to appoint up to three Hill Path director designees to the Board in proportion to Hill Path’s ownership. Scott I. Ross currently serves on the Board.  In addition, Hill Path designated Mr. James P. Chambers, and may designate another designee, subject to certain conditions under the Stockholders Agreement.  Two directors appointed by Hill Path may be affiliated with Hill Path and, subject to the independence standards of the New York Stock Exchange, there shall be one Hill Path designee on each committee of the Board, as determined by Hill Path and subject to the approval of the Nominating and Corporate Governance Committee.

Mr. Chambers is not a party to any transaction that would require disclosure under Item 404(a) of Regulation S-K other than the transactions discussed in the Company’s Form 8-K dated May 27, 2019.

In accordance with the Company’s Outside Director Compensation Policy as amended June 12, 2019 and filed as an Exhibit to this Form 8-K (the “Director Compensation Policy”), Mr. Chamber’s compensation for his services as a non-employee director will be consistent with that of the Company’s other non-employee directors, subject to pro-ration to reflect the commencement date of his service on the Board.

The Director Compensation Policy was amended to (i) provide directors a choice to receive their equity compensation in the form of Deferred Stock Units (“DSUs”) or Restricted Stock Units (“RSUs”); (ii) change the conversion date to shares of Company common stock for DSUs from one year after leaving the Board to three months; (iii) pro-rate the director’s Initial Award (as defined) of $120,000 in equity based upon the number of days since the most recent Annual Stockholders meeting and vests it on the day before the next Annual Stockholders meeting; and (iv) amend the terms of currently outstanding Initial Awards to vest on June 12, 2019 for 2018 vest tranches and will vest future year vesting tranches on the day before that year’s respective Annual Stockholder’s meeting.  The foregoing descriptions of the Director Compensation Policy is qualified in its entirety by reference to the full text of the Director Compensation Policy which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

In addition, effective June 12, 2019: the Nominating and Corporate Governance Committee of the Board is comprised of James Chambers, William Gray, and Scott Ross, with James Chambers serving as the Chair; the Compensation Committee of the Board is comprised of James Chambers, Yoshikazu Maruyama, Thomas E. Moloney and Scott Ross, with Scott Ross serving as the Chair; the Audit Committee of the Board is comprised of Ronald Bension, William Gray and Thomas E. Moloney, with Thomas E. Moloney serving as the Chair; and the Revenue Committee of the Board is comprised of Ronald Bension, James Chambers, William Gray, Yoshikazu Maruyama and Scott Ross, with Yoshikazu Maruyama serving as the Chair.

Item 5.07. Submission of Matters to a Vote of Security Holders.

(a)(b) On June 12, 2019, the Company held its 2019 Annual Meeting of Stockholders (the “Annual Meeting”).  A quorum was present at the meeting as required by the Company’s Bylaws.  The immediately following charts set forth the number of votes cast for and against, and the number of abstention votes and broker non-votes, with respect to each matter voted upon by the stockholders.

Proposal 1 – Election of Directors

Gustavo (Gus) Antorcha, Ronald Bension, William Gray, Yoshikazu Maruyama, Thomas E. Moloney and Scott I. Ross were elected to the Board to serve as directors until the Company’s 2020 Annual Meeting of Stockholders and until their successors have been duly elected and qualified.

	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
Gustavo (Gus) Antorcha	70,850,840	213,667	58,107	6,113,267
Ronald Bension	68,041,853	3,023,071	57,690	6,113,267
William Gray	65,169,500	5,895,386	57,728	6,113,267
Yoshikazu Maruyama	69,932,714	1,126,380	63,520	6,113,267
Thomas E. Moloney	70,191,737	873,133	57,744	6,113,267
Scott I. Ross	70,310,429	751,653	60,532	6,113,267

Proposal 2 – Ratification of Independent Registered Public Accounting Firm

The appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019 was ratified.

Votes For	Votes Against	Votes Abstained
76,890,087	276,499	69,295

Proposal 3 – Non-binding Vote on Executive Compensation

The stockholders approved, on an advisory, non-binding basis, the compensation paid to the Company’s named executive officers.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
67,252,491	3,779,260	90,863	6,113,267

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits

Exhibit No.	Description
10.1†	Seventh Amended and Restated Outside Director Compensation Policy, effective June 12, 2019
† Identifies exhibits that consist of a management contract or compensatory plan or arrangement.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEAWORLD ENTERTAINMENT, INC.

Date: June 13, 2019	By:	/s/ G. Anthony (Tony) Taylor
	Name:	G. Anthony (Tony) Taylor
	Title:	Chief Legal Officer, General Counsel and Corporate Secretary